UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): July 2, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53175	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated July 2, 2008 and filed (by the required date) on July 8, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

James River TPS Investment Associates, L.L.C. (prior owner of the Suffolk, Virginia TownePlace Suites)

Nansemond CY Investment Associates, L.L.C. (prior owner of the Suffolk, Virginia Courtyard)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Eight, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008	37
Notes to Pro Forma Condensed Consolidated Balance Sheet	39
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and Six Months Ended June 30, 2008	40
Notes to Pro Forma Condensed Consolidated Statements of Operations	48

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITOR’S REPORT

The Members

James River TPS Investment Associates, L.L.C.

Virginia Beach, Virginia

We have audited the accompanying balance sheet of James River TPS Investment Associates (a limited liability company) as of December 31, 2007, and the related statements of operations, changes in members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of James River TPS Investment Associates, L.L.C. as of December 31, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ McPhillips Roberts & Deans, PLC

September 2, 2008

Norfolk, Virginia

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEET

December 31, 2007

Assets
Current Assets
Cash	$21,275
Accounts receivable
Trade	3,505
Related parties	41,972
Inventories	1,028
Prepaid expenses	9,298

Total Current Assets	77,078

Property, Plant and Equipment
Land	671,799
Building and improvements	7,279,649
Furniture, fixtures and equipment	1,517,061

9,468,509
Less allowance for depreciation	(219,404)

Net Property, Plant and Equipment	9,249,105

Other Assets
Franchise costs, net of amortization	38,833
Loan acquisition costs, net of amortization	299,022
Linen reserve	15,555
Deposits	1,925

Total Other Assets	355,335

TOTAL ASSETS	$9,681,518

See Accompanying Notes to Financial Statements

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEET

December 31, 2007

Liabilities and Members’ Equity

Current Liabilities
Accounts payable
Trade	$25,322
Related parties	156,280
Advance deposits	700
Payroll and sales taxes	29,595

Subtotal	211,897

Accrued expenses
Interest, related parties	27,759
Interest, mortgage	39,699
Management fees	37,162
Other	8,968
Loans, related parties	241,117
Current maturities of capital lease obligations	26,832
Current maturities of long-term debt	167,642

Total Current Liabilities	761,076

Long-Term Liabilities
Capital lease obligations, net of current portion	115,511
Long-term debt, net of current portion	7,983,395

Total Long-Term Liabilities	8,098,906

Total Liabilities	8,859,982

Members’ Equity	821,536

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,681,518

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

Sales
Rooms	$722,770	92.1%
Telephone and internet services	2,322	0.3%
Other income	59,631	7.6%

Total Sales	784,723	100.0%

Departmental Expenses
Rooms	220,292	30.5%
Telephone and internet services	13,878	597.7%

Total Departmental Expenses	234,170	29.8%

Income From Operations	550,553	70.2%

Undistributed Operating Expenses
Administrative and general	114,688	14.6%
Marketing	67,609	8.6%
Utilities	40,856	5.2%
Management fees	37,162	4.7%
Property maintenance	66,980	8.5%
Franchise fees	17,368	2.2%

Total Undistributed Operating Expenses	344,663	43.8%

Income After Undistributed Operating Expenses	205,890	26.4%

Property Taxes and Insurance
Property taxes	41,315	5.3%
Insurance	12,454	1.6%

Total Property Taxes and Insurance	53,769	6.9%

Income Before Interest and Depreciation	152,121	19.5%

Other Expenses
Interest expense	345,256	44.0%
Depreciation	219,404	28.0%
Amortization	16,905	2.2%

Total Other Expenses	581,565	74.2%

NET LOSS	$(429,444)	-54.7%

See Accompanying Notes to Financial Statements

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

For the Year Ended December 31, 2007

Members’ Equity, January 1, 2007	$—

Capital contributions	1,250,980

Net loss for 2007	(429,444)

Members’ Equity December 31, 2007	$821,536

See Accompanying Notes to Financial Statements

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2007

Cash Flows From Operating Activities
Net loss	$(429,444)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	236,309
Changes in operating assets and liabilities
Accounts receivable	(45,477)
Inventories and linens	(16,583)
Prepaid expenses	(9,298)
Deposits	(1,925)
Accounts payable	181,602
Advance deposits	700
Payroll and sales tax payable	29,595
Accrued expenses	113,588

Net Cash Provided by Operating Activities	59,067

Cash Flows From Investing Activities
Property and equipment additions	(9,312,247)
Payments for franchise costs	(40,000)

Net Cash Used in Investing Activities	(9,352,247)

Cash Flows From Financing Activities
Proceeds from long-term debt	8,200,000
Loan costs paid	(314,760)
Payments on capital leases	(13,919)
Payments on long-term debt	(48,963)
Proceeds from capital contributions	1,250,980
Net proceeds from related party loans	241,117

Net Cash Provided by Financing Activities	9,314,455

Net Increase in Cash	21,275

Cash, Beginning of Year	—

CASH, END OF YEAR	$21,275

Supplemental Disclosure of Cash Flow Information
Cash paid for interest, net of amounts capitalized	$277,798

Supplemental Disclosure of Non-Cash Investing and Financing Activity
Equipment acquired using capital leases	$156,262

See Accompanying Notes to Financial Statements

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1—NATURE OF BUSINESS

James River TPS Investment Associates (a limited liability company) was formed on July 1, 2005, under the provisions of the Virginia Limited Liability Company Act. The Company was formed for a term to continue until December 31, 2055 unless sooner terminated in accordance with the operating agreement. The Company constructed and operates the 72 room Towne Place Suites by Marriott at 8050 Harbor View Boulevard in Suffolk, Virginia, which began operations June 4, 2007. Subsequent to year end, the Company sold substantially all of its assets.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

Estimates Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Accounts Receivable Management considers the need for an allowance for uncollectible accounts receivable based on its review of accounts receivable and historical collection experience. A trade accounts receivable is deemed past due if payments are not received by the due date stated on the billing statement, which generally is one month past the statement date. Receivables from franchisers are not considered to be past due at any time. Past due accounts are not charged a monthly finance charge on the past due balance. Past due receivables may only be charged off upon approval by management. The Company generally does not require collateral for its receivables.

Inventories Inventories of food and beverage are stated at cost (first-in, first-out method).

Property, Plant and Equipment Property, plant and equipment are stated at cost, which includes interest on funds borrowed to finance the acquisition or construction of major capital additions. Such interest amounted to $196,622 in 2007. Depreciation, including equipment acquired using capital leases, is calculated using the straight-line method based on the following estimated useful lives:

Buildings	40 years
Improvements	15-20 years
Furniture, fixtures and equipment	5-8 years

Franchise Costs Franchise costs totaling $40,000 are being amortized on the straight-line basis over the 20 year life of the franchise agreement.

Loan Acquisition Costs Loan costs totaling $314,760 are being amortized on the straight-line basis over the 10 year life of the related loan.

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Revenue Recognition The Company recognizes revenue from its room and restaurant facilities as earned on the close of each business day.

Advertising The Company expenses the costs of advertising as incurred. Advertising expense, which includes the advertising assessment (See Note 8), totaled $49,729 in 2007.

Income Tax Status The Company is taxed as a partnership and thus is not subject to state and federal income taxes. Accordingly, net income or loss and any available tax credits are allocated to the individual partners in proportion to their income and loss rates of participation.

NOTE 3—RELATED PARTY TRANSACTIONS

The Company is committed under a management agreement terminating in 2017 to pay a management fee of 5% of gross sales. The management company is a corporation, which is controlled by the majority member of the Class A and B members of the Company. Management fees amounted to $37,162, all of which was accrued at December 31, 2007. The Company had outstanding loans from the management company’s line of credit totaling $110,000 at December 31, 2007. Outstanding accrued interest related to these loans totaled $281 at December 31, 2007. Other net payables due to the management company totaled $156,280 at December 31, 2007. Internal audit services provided by the management company totaled $2,763 in 2007. Accounting services, which are also provided by the management company, totaled $3,150 in 2007. Expenses incurred by the management company on behalf of the Company and allocated to various departments totaled $8,388 in 2007.

The Company had loans outstanding totaling $131,117 from the aforementioned member of the Company at December 31, 2007. These loans had outstanding accrued interest of $27,478 at December 31, 2007.

The Company rents warehouse space from an affiliate. Warehouse rental from this affiliate totaled $2,461 in 2007. Additionally, certain maintenance and facility construction services are provided by an affiliate. During 2007, payments to this affiliate totaled $62,405 of which $62,246 was capitalized during construction.

At December 31, 2007, the Company had receivables from other affiliates totaling $41,972.

NOTE 4—CAPITALIZATION OF LEASES

Certain equipment, totaling $156,262, for which the Company entered into lease arrangements, is accounted for as purchased equipment.

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

The following table summarizes the Company’s future lease obligations under the aforementioned capital leases:

Year	Minimum Lease Payments
2008	$39,786
2009	39,786
2010	39,786
2011	39,786
2012	17,539

Total minimum lease payments	176,683
Less amount representing interest at various rates	(34,340)

Present value of minimum lease payments	$142,343

NOTE 5—LONG-TERM DEBT

2007
Note payable, bank secured by first deed of trust on property, also secured by equipment and other assets as detailed in the agreement, payable in monthly installments of $43,619 including interest at 6.031%, through June 2017 with all outstanding amounts due and payable on July 1, 2017. Additionally, all leases and rents have been assigned to the lender. There are certain prepayment penalties associated with this note.	$6,701,037

Note payable, bank secured by second deed of trust on property, also secured by equipment and other assets as detailed in the agreement, payable in monthly installments of interest only at 8.5%, with all outstanding amounts due and payable on July 1, 2012. Additionally, all leases and rents have been assigned to the lender. The loan is further guaranteed by the managing member.	850,000

The Company’s portion of a $1.5 million note payable, bank, for which they are jointly and severally liable with a related party. Interest only at 2.5% above the one-month London Interbank Offered Rate (LIBOR) through March 2008. Then payable in monthly principal installments of $5,000 along with interest at 2.25% above the one-month LIBOR, beginning April 2008. A final payment of all unpaid principal and interest is due March 31, 2011. The loan is further guaranteed by the managing member.	600,000

8,151,037
Less current maturities	(167,642)

Total long-term debt	$7,983,395

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Principal maturities of long-term debt are:

Year	Total
2008	$167,642
2009	190,246
2010	198,322
2011	581,899
2012	1,006,007
Thereafter	6,006,921

Total	$8,151,037

NOTE 6—CONCENTRATION OF CREDIT RISK

At various times during the year presented, the Company may have had on deposit with a single financial institution more than $100,000, which is the limit currently insured by the Federal Deposit Insurance Corporation. At December 31, 2007, the Company’s uninsured cash balances were below this limit.

NOTE 7—MEMBERS’ EQUITY

At December 31, the respective members’ equity was as follows:

Member Class	Interest	2007
A	43%	$17,520
B	57%	804,016

		$821,536

Funds available for distribution from operations as defined by the Operating Agreement are distributed among the Members in proportion to their respective interests. Gains and losses on sales are allocated based upon capital account balances preceding the transactions, which give rise to the gains and losses. Funds available for distribution from sale of assets or refinancing as well as net losses and tax credits from operations are allocated based upon members’ respective interests.

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 8—COMMITMENTS

Franchise Agreement The Company operates under a Marriott franchise, which expires in 2027. The franchise agreement requires a franchise royalty fee to be paid monthly. However, the Company qualifies for a Development Incentive Program which defers the royalty fee for a period of 18 months from the opening date. When royalty fees commence the fee will be 5% of gross room sales. Under the terms of the agreement the Company is also required to pay advertising and reservation assessments. The detail of these fees and assessments were as follows:

2007
Advertising	$10,855
Reservation	6,513

$17,368

Operating Leases Future minimum rent payments required under operating leases that have initial or remaining noncancelable terms in excess of one year as of December 31, 2007 are as follows:

Year	Equipment
2008	$31,311
2009	31,311
2010	19,975
2011	13,398
2012	5,582

Total minimum payments	$101,577

Total rental expense was $23,595 in 2007.

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS (UNAUDITED)

June 30, 2008 and 2007

	2008	2007
Assets
Current Assets
Cash	$88,304	$14,343
Accounts receivable
Trade	241,296	17,604
Related parties	10,965	217,920
Inventories	1,009	692
Prepaid expenses	11,510	3,065

Total Current Assets	353,084	253,624

Property, Plant and Equipment
Land	671,799	671,799
Building and improvements	7,279,649	7,237,872
Furniture, fixtures and equipment	1,517,061	1,492,284
Work in progress	4,425	—

	9,472,934	9,401,955
Less allowance for depreciation	(408,662)	(31,343)

Net Property, Plant and Equipment	9,064,272	9,370,612

Other Assets
Franchise costs, net of amortization	37,833	39,833
Loan acquisition costs, net of amortization	283,284	314,760
Linen, china, glass and silver	15,555	15,555
Deposits	1,925	1,925

Total Other Assets	338,597	372,073

TOTAL ASSETS	$9,755,953	$9,996,309

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS (UNAUDITED)

June 30, 2008 and 2007

	2008	2007
Liabilities and Members' Equity
Current Liabilities
Accounts payable
Trade	$244,014	$686,802
Related parties	17,749	16,649
Payroll and sales taxes	47,815	35,313

Subtotal	309,578	738,764
Accrued expenses
Interest, mortgage	39,447	—
Interest, related parties	27,759	—
Management fees	67,024	6,768
Other	193,304	6,398
Loans, related party	328,117	432,731
Current maturities of capital lease obligations	28,227	—
Current maturities of long-term debt	178,944	—

Total Current Liabilities	1,172,400	1,184,661

Long-Term Liabilities
Capital lease obligations, net of current portion	103,257	153,354
Long-term debt, net of current portion	7,911,888	7,600,000

Total Long-Term Liabilities	8,015,145	7,753,354

Total Liabilities	9,187,545	8,938,015

Members' Equity	568,408	1,058,294

TOTAL LIABILITIES AND MEMBERS' EQUITY	$9,755,953	$9,996,309

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2008 and 2007

	2008	%	2007	%
Sales
Rooms	$613,114	98.6%	$122,378	97.8%
Telephone and internet services	886	0.1%	728	0.6%
Other income	7,921	1.3%	1,968	1.6%

Total Sales	621,921	100.0%	125,074	100.0%

Departmental Expenses
Rooms	118,054	19.3%	83,388	68.1%
Telephone and internet services	12,104	1366.1%	2,488	341.8%

Total Departmental Expenses	130,158	20.9%	85,876	68.7%

Income From Operations	491,763	79.1%	39,198	31.3%

Undistributed Operating Expenses
Administrative and general	86,459	13.9%	50,027	40.0%
Marketing	28,671	4.6%	36,462	29.2%
Utilities	32,518	5.2%	5,246	4.2%
Management fees	31,569	5.1%	6,318	5.1%
Property maintenance	45,775	7.4%	18,886	15.1%
Franchise fees	18,315	2.9%	2,943	2.4%

Total Undistributed Operating Expenses	243,307	39.1%	119,882	96.0%

Income (Loss) After Undistributed Operating Expenses	248,456	40.0%	(80,684)	-64.7%

Property Taxes and Insurance
Property taxes	38,171	6.1%	6,938	5.5%
Insurance	10,439	1.7%	5,424	4.3%

Total Property Taxes and Insurance	48,610	7.8%	12,362	9.8%

Continued

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2008 and 2007

Continued

	2008	%	2007	%
Income (Loss) Before Interest and Depreciation	$199,846	32.2%	$(93,046)	-74.5%

Other Expenses
Interest expense	246,978	39.7%	68,130	54.5%
Depreciation	189,258	30.4%	31,343	25.1%
Amortization	16,738	2.7%	167	0.1%

Total Other Expenses	452,974	72.8%	99,640	79.7%

NET LOSS	$(253,128)	-40.6%	$(192,686)	-154.2%

JAMES RIVER TPS INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS (UNAUDITED)

For the Six Months Ended June 30, 2008 and 2007

	2008	2007
Cash Flows From Operating Activities
Net loss	$(253,128)	$(192,686)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	205,996	31,510
Changes in operating assets and liabilities
Accounts receivable	(206,784)	(235,524)
Inventories	19	(16,247)
Prepaid expenses	(2,212)	(3,065)
Deposits	—	(1,925)
Accounts payable	80,161	716,617
Advance deposits	(700)	—
Payroll and sales tax payable	18,220	35,313
Accrued expenses	213,946	—

Net Cash Provided by Operating Activities	55,518	333,993

Cash Flows From Investing Activities
Capital expenditures	(4,425)	(9,248,601)
Payment for franchise rights	—	(40,000)

Net Cash Used in Investing Activities	(4,425)	(9,288,601)

Cash Flows From Financing Activities
Proceeds from long-term debt	—	7,600,000
Loan costs paid	—	(314,760)
Proceeds from capital contributions	—	1,250,980
Payments on capital leases	(10,859)	—
Payments on long-term debt	(60,205)	—
Proceeds from related party loan	87,000	432,731

Net Cash Provided by Financing Activities	15,936	8,968,951

Net Increase in Cash	67,029	14,343
Cash, Beginning of Period	21,275	—

CASH, END OF PERIOD	$88,304	$14,343

Supplemental Disclosures
Cash paid for interest, net of amounts capitalized	$244,230	$68,130

Equipment acquired using capital leases	$—	$156,262

INDEPENDENT AUDITOR’S REPORT

The Members

Nansemond CY Investment Associates, L.L.C.

Virginia Beach, Virginia

We have audited the accompanying balance sheet of Nansemond CY Investment Associates (a limited liability company) as of December 31, 2007, and the related statements of operations, changes in members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nansemond CY Investment Associates, L.L.C. as of December 31, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ McPhillips Roberts & Deans, PLC

July 29, 2008

Norfolk, Virginia

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEET

December 31, 2007

Assets

Current Assets
Cash	$17,284
Accounts receivable
Trade	10,004
Related parties	132,196
Other	19,043
Inventories	8,000
Prepaid expenses	13,214

Total Current Assets	199,741

Property, Plant and Equipment
Land	897,207
Building and improvements	8,867,287
Furniture, fixtures and equipment	1,816,535

11,581,029
Less allowance for depreciation	(265,876)

Net Property, Plant and Equipment	11,315,153

Other Assets
Franchise costs, net of amortization	48,542
Loan acquisition costs, net of amortization	374,328
Linen, china, glass and silver	21,946
Deposits	2,871

Total Other Assets	447,687

TOTAL ASSETS	$11,962,581

See Accompanying Notes to Financial Statements

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEET

December 31, 2007

Liabilities and Members’ Equity

Current Liabilities
Accounts payable
Trade	$59,583
Related parties	109,171
Advance deposits	1,087
Payroll and sales taxes	52,657

Subtotal	222,498

Accrued expenses
Interest, related party	22,825
Interest, mortgage	43,913
Management fees	59,714
Other	35,507
Notes payable, related party	605,682
Current maturities of capital lease obligations	33,460
Current maturities of long-term debt	227,385

Total Current Liabilities	1,250,984

Long-Term Liabilities
Capital lease obligation, net of current portion	145,229
Long-term debt, net of current portion	9,708,811

Total Long-Term Liabilities	9,854,040

Total Liabilities	11,105,024

Members’ Equity	857,557

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$11,962,581

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

	2007	%
Sales
Rooms	$1,066,099	89.4%
Food	88,290	7.4%
Beverage	21,194	1.8%
Telephone	3,108	0.3%
Market	8,798	0.7%
Other income	4,875	0.4%

Total Sales	1,192,364	100.0%

Departmental Expenses
Rooms	360,791	33.8%
Food	141,724	160.5%
Beverage	21,159	99.8%
Telephone	15,750	506.8%
Market	4,080	46.4%

Total Departmental Expenses	543,504	45.6%

Income From Operations	648,860	54.4%

Undistributed Operating Expenses
Administrative and general	203,774	17.1%
Marketing	103,913	8.7%
Utilities	65,506	5.5%
Management fees	59,714	5.0%
Property maintenance	71,873	6.0%
Franchise fees	89,899	7.5%

Total Undistributed Operating Expenses	594,679	49.8%

Income After Undistributed Operating Expenses	54,181	4.6%

Property Taxes and Insurance
Property taxes	46,654	3.9%
Insurance	15,810	1.3%

Total Property Taxes and Insurance	62,464	5.2%

Continued

See Accompanying Notes to Financial Statements

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

Continued

	2007	%
Loss Before Rent, Interest and Depreciation	$(8,283)	-0.6%

Other Expenses
Interest expense	397,125	33.3%
Depreciation	265,876	22.3%
Amortization	21,159	1.8%

Total Other Expenses	684,160	57.4%

NET LOSS	$(692,443)	-58.0%

See Accompanying Notes to Financial Statements

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

For the Year Ended December 31, 2007

Members’ Equity, January 1, 2007	$—

Capital contributions	1,550,000

Net loss	(692,443)

Members’ Equity December 31, 2007	$857,557

See Accompanying Notes to Financial Statements

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2007

Cash Flows From Operating Activities
Net loss	$(692,443)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	287,035
Changes in operating assets and liabilities
Accounts receivable	(161,243)
Inventories	(8,000)
Prepaid expenses	(35,160)
Deposits	(2,871)
Advance deposits	1,087
Accounts payable	168,754
Payroll and sales tax payable	52,657
Accrued expenses	161,959

Net Cash Used in Operating Activities	(228,225)

Cash Flows From Investing Activities
Property and equipment additions	(11,384,917)
Payments for franchise costs	(50,000)

Net Cash Used in Investing Activities	(11,434,917)

Cash Flows From Financing Activities
Proceeds from long-term debt	10,000,000
Loan costs paid	(394,029)
Payments on capital leases	(17,423)
Payments on long-term debt	(63,804)
Proceeds from capital contributions	1,550,000
Net proceeds from related party note	605,682

Net Cash Provided by Financing Activities	11,680,426

Net Increase in Cash	17,284

Cash, Beginning of Year	—

CASH, END OF YEAR	$17,284

Supplemental Disclosure of Cash Flow Information
Cash paid for interest, net of amount capitalized	$330,387

Supplemental Disclosure of Non-Cash Investing and Financing Activity
Equipment acquired using capital leases	$196,112

See Accompanying Notes to Financial Statements

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1—NATURE OF BUSINESS

Nansemond CY Investment Associates (a limited liability company) was formed on July 5, 2005, under the provisions of the Virginia Limited Liability Company Act. The Company was formed for a term to continue until December 31, 2055 unless sooner terminated in accordance with the operating agreement. The Company constructed and operates the 92 room Courtyard by Marriott at 8060 Harbor View Boulevard in Suffolk, Virginia, which began operations May 30, 2007.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

Estimates Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Accounts Receivable Management considers the need for an allowance for uncollectible accounts receivable based on its review of accounts receivable and historical collection experience. A trade accounts receivable is deemed past due if payments are not received by the due date stated on the billing statement, which generally is one month past the statement date. Receivables from franchisers are not considered to be past due at any time. Past due accounts are not charged a monthly finance charge on the past due balance. Past due receivables may only be charged off upon approval by management. The Company generally does not require collateral for its receivables.

Inventories Inventories of food and beverage are stated at cost (first-in, first-out method).

Property, Plant and Equipment Property, plant and equipment are stated at cost, which includes interest on funds borrowed to finance the acquisition or construction of major capital additions. Such interest amounted to $237,404 in 2007. Depreciation, including equipment acquired using capital leases, is calculated using the straight-line method based on the following estimated useful lives:

Buildings	40 years
Improvements	15-20 years
Furniture, fixtures and equipment	5-8 years

Franchise Costs Franchise costs totaling $50,000 are being amortized on the straight-line basis over the 20 year life of the franchise agreement.

Loan Acquisition Costs Loan costs totaling $394,029 are being amortized on the straight-line basis over the 10 year life of the related loan.

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Revenue Recognition The Company recognizes revenue from its room and restaurant facilities as earned on the close of each business day.

Advertising The Company expenses the costs of advertising as incurred. Advertising expense, which includes the advertising assessment (See Note 8), totaled $81,956 in 2007.

Income Tax Status The Company is taxed as a partnership and thus is not subject to state and federal income taxes. Accordingly, net income or loss and any available tax credits are allocated to the individual partners in proportion to their income and loss rates of participation.

NOTE 3—RELATED PARTY TRANSACTIONS

The Company is committed under a management agreement terminating in 2017 to pay a management fee of 5% of gross sales. The management company is a corporation, which is controlled by the majority member of the Class A and B members of the Company. Management fees amounted to $59,714, all of which was accrued and unpaid at December 31, 2007. The Company had outstanding loans from the management company totaling $407,422 at December 31, 2007. Outstanding accrued interest related to these loans totaled $702 at December 31, 2007. Other net payables due to the management company totaled $109,171 at December 31, 2007. Internal audit services provided by the management company totaled $3,531 in 2007. Accounting services, which are also provided by the management company, totaled $5,600 in 2007. Expenses incurred by the management company on behalf of the Company and allocated to various departments totaled $11,294 in 2007.

The Company had loans outstanding totaling $198,260 from the aforementioned member of the Company at December 31, 2007. These loans had outstanding accrued interest of $22,123 at December 31, 2007.

The Company rents warehouse space from an affiliate. Warehouse rental from this affiliate totaled $3,145 in 2007. Additionally, certain maintenance and facility construction services are provided by an affiliate. During 2007, payments to this affiliate totaled $122,277 of which $122,075 was capitalized during construction.

At December 31, 2007, the Company had receivables from other affiliates totaling $132,196.

NOTE 4—CAPITALIZATION OF LEASES

Certain equipment, totaling $196,112, for which the Company entered into lease arrangements, is accounted for as purchased equipment.

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

The following table summarizes the Company’s future lease obligations under the aforementioned capital leases:

Year	Minimum Lease Payments
2008	$50,433
2009	50,433
2010	50,433
2011	50,433
2012	21,994

Total minimum lease payments	223,726
Less amount representing interest at various rates	(45,037)

Present value of minimum lease payments	$178,689

NOTE 5—LONG-TERM DEBT

2007
Note payable, bank secured by first deed of trust on property, also secured by equipment and other assets as detailed in the agreement, payable in monthly installments of $56,866 including interest at 6.031%, through June 2017 with all outstanding amounts due and payable on July 1, 2017. Additionally, all leases and rents have been assigned to the lender. There are certain prepayment penalties associated with this note.	$8,736,196

Note payable, bank secured by second deed of trust on property, also secured by equipment and other assets as detailed in the agreement, payable in monthly installments of interest only at 8.5%, with all outstanding amounts due and payable on July 1, 2012. Additionally, all leases and rents have been assigned to the lender. The loan is further guaranteed by the managing member.	300,000

The Company’s portion of a $1.5 million note payable, bank, for which they are jointly and severally liable with a related party. Interest only at 2.5% above the one-month London Interbank Offered Rate (LIBOR) through March 2008. Then payable in monthly principal installments of $7,500 along with interest at 2.25% above the one-month LIBOR, beginning April 2008. A final payment of all unpaid principal and interest is due March 31, 2011. The loan is further guaranteed by the managing member.	900,000

9,936,196
Less current maturities	(227,385)

Total long-term debt	$9,708,811

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Principal maturities of long-term debt are:

Year	Total
2008	$227,385
2009	259,799
2010	270,327
2011	844,009
2012	503,383
Thereafter	7,831,293

Total	$9,936,196

NOTE 6—CONCENTRATION OF CREDIT RISK

At various times during the year presented, the Company may have had on deposit with a single financial institution more than $100,000, which is the limit currently insured by the Federal Deposit Insurance Corporation. At December 31, 2007, the Company’s uninsured cash balances were below this limit.

NOTE 7—MEMBERS’ EQUITY

At December 31, the respective members’ equity (deficit) was as follows:

Member Class	Interest	2007
A	43%	$(47,350)
B	57%	904,907

		$857,557

Funds available for distribution from operations as defined by the Operating Agreement are distributed among the Members in proportion to their respective interests. Gains and losses on sales are allocated based upon capital account balances preceding the transactions, which give rise to the gains and losses. Funds available for distribution from sale of assets or refinancing as well as net losses and tax credits from operations are allocated based upon members’ respective interests.

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 8—COMMITMENTS

Franchise Agreement The Company operates under a Marriott franchise, which expires in 2027. The franchise agreement requires a franchise royalty fee to be paid monthly. The fee is 5.5% of gross room sales. Under the terms of the agreement the Company is also required to pay advertising and reservation assessments. The detail of these fees and assessments were as follows:

2007
Franchise	$58,862
Advertising	21,405
Reservation	9,632

$89,899

Operating Leases Future minimum rent payments required under operating leases that have initial or remaining noncancelable terms in excess of one year as of December 31, 2007 are as follows:

Year	Equipment
2008	$33,759
2009	33,759
2010	22,505
2011	16,878
2012	5,626

Total minimum payments	$112,527

Total rental expense was $24,442 in 2007.

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS (UNAUDITED)

June 30, 2008 and 2007

	2008	2007
Assets

Current Assets
Cash	$122,941	$19,715
Accounts receivable
Trade	76,854	26,839
Related parties	191,787	59,981
Inventories	5,999	7,408
Prepaid expenses	17,681	5,276

Total Current Assets	415,262	119,219

Property, Plant and Equipment
Land	897,207	897,207
Building and improvements	8,867,287	8,664,404
Furniture, fixtures and equipment	1,816,535	1,782,337
Work in progress	1,275	—

	11,582,304	11,343,948

Less allowance for depreciation	(494,636)	(37,982)

Net Property, Plant and Equipment	11,087,668	11,305,966

Other Assets
Franchise costs, net of amortization	47,292	49,792
Loan acquisition costs, net of amortization	354,626	394,029
Linen, china, glass and silver	21,946	21,946
Deposits	2,871	2,871

Total Other Assets	426,735	468,638

TOTAL ASSETS	$11,929,665	$11,893,823

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS (UNAUDITED)

June 30, 2008 and 2007

	2008	2007
Liabilities and Members’ Equity

Current Liabilities
Accounts payable
Trade	$112,338	$542,649
Related parties	90,638	88,594
Advance deposits	1,139	286
Payroll and sales taxes	80,901	50,543

Subtotal	285,016	682,072

Accrued expenses
Interest, mortgage	43,578	—
Interest, related party	22,825	—
Management fees	107,914	10,732
Other	85,725	28,317
Loans, related party	817,182	698,922
Current maturities of capital lease obligations	38,050	—
Current maturities of long-term debt	256,881	—

Total Current Liabilities	1,657,171	1,420,043

Long-Term Liabilities
Capital lease obligations, net of current portion	127,114	192,548
Long-term debt, net of current portion	9,590,093	9,100,000

Total Liabilities	11,374,378	10,712,591

Members’ Equity	555,287	1,181,232

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$11,929,665	$11,893,823

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2008 and 2007

	2008	%	2007	%
Sales
Rooms	$867,443	90.2%	$166,507	89.5%
Food	66,637	6.9%	12,573	6.8%
Beverage	11,511	1.2%	4,183	2.3%
Telephone and internet services	2,398	0.2%	429	0.2%
Market	6,080	0.6%	1,486	0.8%
Other income	8,276	0.9%	722	0.4%

Total Sales	962,345	100.0%	185,900	100.0%

Departmental Expenses
Rooms	200,841	23.2%	169,948	102.1%
Food	72,474	108.8%	44,704	355.6%
Beverage	9,285	80.7%	6,743	161.2%
Telephone and internet services	13,021	543.0%	2,926	682.1%
Market	3,016	49.6%	1,572	105.8%

Total Departmental Expenses	298,637	31.0%	225,893	121.5%

Income (Loss) From Operations	663,708	69.0%	(39,993)	-21.5%

Undistributed Operating Expenses
Administrative and general	106,179	11.0%	142,161	76.5%
Marketing	65,527	6.8%	63,216	34.0%
Utilities	54,442	5.7%	8,313	4.5%
Management fees	48,278	5.0%	9,332	5.0%
Property maintenance	52,773	5.5%	32,377	17.4%
Franchise fees	68,151	7.1%	14,053	7.6%

Total Undistributed Operating Expenses	395,350	41.1%	269,452	145.0%

Income (Loss) After Undistributed Operating Expenses	268,358	27.9%	(309,445)	-166.5%

Property Taxes and Insurance
Property taxes	42,509	4.4%	8,071	4.3%
Insurance	13,136	1.4%	6,590	3.5%

Total Property Taxes and Insurance	55,645	5.8%	14,661	7.8%

Continued

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2008 and 2007

Continued

	2008	%	2007	%
Income (Loss) Before Interest and Depreciation	$212,713	22.1%	$(324,106)	-174.3%

Other Expenses
Interest expense	265,270	27.6%	6,473	3.5%
Depreciation	228,761	23.8%	37,982	20.4%
Amortization	20,952	2.2%	208	0.1%

Total Other Expenses	514,983	53.6%	44,663	24.0%

NET LOSS	$(302,270)	-31.5%	$(368,769)	-198.3%

NANSEMOND CY INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS (UNAUDITED)

For the Six Months Ended June 30, 2008 and 2007

	2008	2007
Cash Flows From Operating Activities
Net loss	$(302,270)	$(368,769)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	249,713	38,190
Changes in operating assets and liabilities
Accounts receivable	(107,398)	(86,820)
Inventories	2,001	(7,408)
Prepaid expenses	(4,467)	(27,222)
Deposits	—	(2,871)
Accounts payable	34,222	631,244
Advance deposits	52	286
Payroll and sales tax payable	28,244	50,543
Accrued expenses	98,083	39,049

Net Cash Provided by (Used in) Operating Activities	(1,820)	266,222

Cash Flows From Investing Activities
Payments for franchise rights	—	(50,000)
Capital expenditures	(1,276)	(11,151,400)

Net Cash Used in Investing Activities	(1,276)	(11,201,400)

Cash Flows From Financing Activities
Loan costs paid	—	(394,029)
Proceeds from capital contributions	—	1,550,000
Payments on capital leases	(13,525)	—
Payments on long-term debt	(89,222)	9,100,000
Proceeds from related party loan	211,500	698,922

Net Cash Provided by Financing Activities	108,753	10,954,893

Net Increase in Cash	105,657	19,715

Cash, Beginning of Period	17,284	—

CASH, END OF PERIOD	$122,941	$19,715

Supplemental Disclosures
Cash paid for interest	$265,605	$6,473

Equipment acquired using capital leases	$—	$192,548

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Suffolk, VA	$12.5	July 2, 2008
TownePlace Suites	Suffolk, VA	10.0	July 2, 2008

True North Hotels Portfolio (1 Hotel):
Fairfield Inn & Suites	Overland Park, KS	12.1	August 20, 2008

Dimension Hotels Portfolio (2 Hotels):
Homewood Suites	San Jose, CA	21.9	July 2, 2008
Homewood Suites	Tukwila, WA	15.7	July 2, 2008

	Total	$72.2

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Dimension Development Company, True North Hotel Group, Inc. and Crestline Hotels and Resorts, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2008, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of June 30, 2008 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$817,035	$74,194	(A)	$891,229
Cash and cash equivalents	127,999	(59,165)	(C)	68,834
Other assets, net	32,087	245	(B)	32,332

Total Assets	$977,121	$15,274		$992,395

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Intangible liabilities, net	$9,868	$—		$9,868
Notes payable	96,825	15,274	(B)	112,099
Accounts payable and accrued expenses	4,421	—		4,421

Total liabilities	111,114	15,274		126,388

Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 200,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	900,564	—		900,564
Distributions greater than net income	(32,244)	—		(32,244)
Accumulated other comprehensive loss	(2,337)	—		(2,337)

Total shareholders’ equity	866,007	—		866,007

Total liabilities and shareholders’ equity	$977,121	$15,274		$992,395

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 5 properties that have been, or will be, purchased after June 30, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	True North Hotels Portfolio	Dimension Hotels Portfolio	Suffolk, VA Courtyard	Suffolk, VA TownePlace Suites	Total Combined
Purchase price per contract	$12,050	$37,569	$12,500	$10,000	$72,119
Other closing and capitalized costs (credits) incurred	60	257	174	142	633
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	241	751	250	200	1,442

Investment in hotel properties	12,351	38,577	12,924	10,342	74,194	(A)
Net other assets/(liabilities) assumed	—	57	(8,540)	(6,546)	(15,029	) (B)

Total purchase price	$12,351	$38,634	$4,384	$3,796	$59,165	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2007 and six months ended June 30, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Somerset, NJ	$16.0	November 9, 2007
SpringHill Suites	Greensboro, NC	8.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007
Hampton Inn	Port Wentworth, GA	10.8	January 2, 2008
Independent	New York, NY	99.0	January 4, 2008
Hilton Garden Inn	Annapolis, MD	25.0	January 15, 2008
Hampton Inn	Matthews, NC	11.3	January 15, 2008
Hampton Inn	Dunn, NC	12.5	January 24, 2008
Hilton Garden Inn	Tallahassee, FL	13.2	January 25, 2008
Hampton Inn	Concord, NC	9.2	March 7, 2008
SpringHill Suites	Sanford, FL	11.2	March 14, 2008
Residence Inn	Burbank, CA	50.5	May 13, 2008
Residence Inn	San Diego, CA	28.8	May 13, 2008
Courtyard	Winston-Salem, NC	13.5	May 19, 2008
Hilton Garden Inn	Hilton Head, SC	13.5	May 29, 2008
Courtyard	Charlottesville, VA	27.9	June 5, 2008
Courtyard	Virginia Beach, VA	27.1	June 5, 2008
Courtyard	Virginia Beach, VA	39.7	June 5, 2008
Courtyard	Carolina Beach, NC	24.2	June 5, 2008
Courtyard	Suffolk, VA	12.5	July 2, 2008
TownePlace Suites	Suffolk, VA	10.0	July 2, 2008

True North Hotels Portfolio (7 Hotels):
Residence Inn	Marlborough, MA	20.2	January 15, 2008
Hampton Inn & Suites	Westford, MA	15.3	March 6, 2008
SpringHill Suites	Overland Park, KS	8.9	March 17, 2008
Residence Inn	Kansas City, MO	17.4	April 30, 2008
Residence Inn	Overland Park, KS	15.9	April 30, 2008
Residence Inn	Westford, MA	14.9	April 30, 2008
Fairfield Inn & Suites	Overland Park, KS	12.1	August 20, 2008

Intermountain Hotels Portfolio (7 Hotels):
Fairfield Inn & Suites	Rogers, AR	8.0	February 29, 2008
Residence Inn	Rogers, AR	11.7	February 29, 2008
Courtyard	Texarkana, TX	12.9	March 7, 2008
TownePlace Suites	Texarkana, TX	9.1	March 7, 2008
Residence Inn	Springdale, AR	5.6	March 14, 2008
Residence Inn	Fayetteville, NC	12.2	May 9, 2008
Courtyard	Wichita, KS	8.9	June 13, 2008

Dimension Hotels Portfolio (4 Hotels):
Hilton Garden Inn	Sacramento, CA	27.6	March 7, 2008
Courtyard	Cypress, CA	31.2	April 30, 2008
Homewood Suites	San Jose, CA	21.9	July 2, 2008
Homewood Suites	Tukwila, WA	15.7	July 2, 2008

Homecourt Hospitality Group (4 Hotels):
Residence Inn	Greenville, SC	8.7	May 19, 2008
Homewood Suites	Birmingham, AL	16.5	May 23, 2008
Homewood Suites	Jacksonville, FL	23.3	June 17, 2008
TownePlace Suites	Tampa, FL	11.2	June 17, 2008

	Total	$843.7

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Newport Hospitality Group, Inc., Larry Blumberg & Associates, True North Hotel Group, Inc., White Lodging Services Corporation, McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc., Dimension Development Company and Crestline Hotels and Resorts, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2007, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the six months ended June 30, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Charlotte/ Matthews - Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL SpringHill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)	Intermountain Hotels Portfolio (7 Hotels) (A)
Revenue:
Room revenue	$41,884	$99	$70	$125	$177	$383	$658	$4,647	$3,872
Other revenue	2,946	2	4	2	21	7	29	79	118

Total revenue	44,830	101	74	127	198	390	687	4,726	3,990

Expenses:
Operating expenses	21,145	25	55	56	64	155	252	2,186	1,483
General and administrative	2,415	8	27	10	10	35	27	382	465
Management and franchise fees	3,164	11	6	10	30	28	50	446	395
Taxes, insurance and other	2,128	4	11	5	9	22	39	250	221
Depreciation of real estate owned	7,642	—	—	—	—	27	—	711	404

Land lease	3,091	—	—	—	—	—	—	—	—
Investment and interest, net	(7,569)	—	—	—	—	79	—	714	336

Total expenses	32,016	48	99	81	113	346	368	4,689	3,304

Income tax expense	—	—	—	—	—	—	—	—	—

Net income (loss)	$12,814	$53	$(25)	$46	$85	$44	$319	$37	$686

Basic and diluted earnings per common share	$0.16

Weighted average common shares outstanding - basic and diluted	82,605

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the six months ended June 30, 2008

(In thousands, except per share data)

	Dimension Hotels Portfolio (4 Hotels) (A)	Winston-Salem, NC Courtyard (A)	Homecourt Hospitality Group (4 Hotels) (A)	Hilton Head, SC Hilton Garden Inn (A)	Burbank, CA Residence Inn (A)	San Diego, CA Residence Inn (A)	Rivanna River Investment Associates Charlottesville, VA Courtyard (A)	Leeward-Princess Anne Investment Associates Virginia Beach, VA Courtyard (A)
Revenue:
Room revenue	$7,781	$1,203	$5,282	$707	$3,010	$1,765	$2,042	$1,742
Other revenue	554	96	93	60	177	35	205	230

Total revenue	8,335	1,299	5,375	767	3,187	1,800	2,247	1,972

Expenses:
Operating expenses	3,610	483	1,887	399	850	551	760	885
General and administrative	770	123	484	78	199	162	141	146
Management and franchise fees	440	119	447	38	266	152	349	305
Taxes, insurance and other	413	64	304	80	231	120	94	147
Depreciation of real estate owned	760	228	1,600	162	—	—	182	127

Land lease	—	—	—	—	—	—	—	—
Investment and interest, net	1,193	181	1,154	170	—	—	238	245

Total expenses	7,186	1,198	5,876	927	1,546	985	1,764	1,855

Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$1,149	$101	$(501)	$(160)	$1,641	$815	$483	$117

Basic and diluted earnings per common share

Weighted average common shares outstanding—basic and diluted

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the six months ended June 30, 2008

(In thousands, except per share data)

	Eastward Investment Associates Virginia Beach, VA Courtyard (A)	Carolina Beach Investment Associates Carolina Beach, NC Courtyard (A)	Nansemond CY Investment Associates Suffolk, VA Courtyard (A)	James River TPS Investment Associates Suffolk, VA TownePlace Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$1,917	$1,766	$867	$613	$—		80,610
Other revenue	314	455	95	9	—		5,531

Total revenue	2,231	2,221	962	622	—		86,141

Expenses:
Operating expenses	976	1,042	471	237	—		37,572
General and administrative	157	150	106	86	—		5,981
Management and franchise fees	368	253	116	50	—		7,043
Taxes, insurance and other	310	134	56	49	—		4,691
Depreciation of real estate owned	403	373	250	206	(5,433 5,168	)(C) (D)	12,810
Land lease	—	—	—	—	—		3,091
Investment and interest, net	339	266	265	247	1,367	(E)	(775)

Total expenses	2,553	2,218	1,264	875	1,102		70,413
Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$(322)	$3	$(302)	$(253)	$(1,102)		15,728

Basic and diluted earnings per common share							$0.18

Weighted average common shares outstanding—basic and diluted					6,015	(F)	88,620

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC Chattanooga, TN Homewood Suites (A)	BRR Greensboro, S.M.L.L.C. & BRR Harrisonburg, S.M.L.L.C. SpringHill Suites and Courtyard (A)	Newport Historic, L.L.C., Newport Virginian, L.L.C. & Newport Savannah, L.L.C. Port Wentworth, GA Hampton Inn (A)	Hotel 57 New York, NY Independent (A)
Revenue:
Room revenue	$1,385	$4,181	$3,181	$2,011	$5,395	$2,942	$12,702
Other revenue	100	429	51	50	239	40	2,153

Total revenue	1,485	4,610	3,232	2,061	5,634	2,982	14,855

Expenses
Operating expenses	769	2,284	1,343	725	2,002	1,058	11,416
General and administrative	1,046	463	315	178	574	382	2,051
Management and franchise fees	117	432	252	260	764	390	501
Taxes, insurance and other	165	198	78	164	135	160	531
Depreciation of real estate owned	333	180	208	—	319	299	2,604

Interest, net	(6,343)	507	152	375	321	397	4,421

Total expenses	(3,913)	4,064	2,348	1,702	4,115	2,686	21,524

Income tax expense	—	—	57	—	35	—	—

Net income (loss)	$5,398	$546	$827	$359	$1,484	$296	$(6,669)

Basic and diluted earnings per common share	$0.35

Weighted average common shares outstanding - basic and diluted	15,376

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Charlotte/ Matthews - Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL SpringHill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)	Intermountain Hotels Portfolio (7 Hotels) (A)
Revenue:
Room revenue	$2,610	$1,557	$2,408	$2,700	$2,245	$2,500	$18,275	$15,158
Other revenue	70	69	30	318	54	113	95	454

Total revenue	2,680	1,626	2,438	3,018	2,299	2,613	18,370	15,612

Expenses
Operating expenses	876	992	854	1,422	707	1,290	8,126	5,950
General and administrative	273	307	403	115	201	86	1,392	2,138
Management and franchise fees	218	197	194	258	288	308	1,761	1,482
Taxes, insurance and other	85	60	93	218	101	242	908	855
Depreciation of real estate owned	136	608	338	841	248	221	2,501	1,886

Interest, net	181	393	764	541	249	(17)	3,612	2,850

Total expenses	1,769	2,557	2,646	3,395	1,794	2,130	18,300	15,161

Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$911	$(931)	$(208)	$(377)	$505	$483	$70	$451

Basic and diluted earnings per common share

Weighted average common shares outstanding - basic and diluted

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Dimension Hotels Portfolio (4 Hotels) (A)	Winston-Salem, NC Courtyard (A)	Homecourt Hospitality Group (4 Hotels) (A)	Hilton Head, SC Hilton Garden Inn (A)	Burbank, CA Residence Inn (A)	San Diego, CA Residence Inn (A)	Rivanna River Investment Associates Charlottesville, VA Courtyard (A)
Revenue:
Room revenue	$20,378	$2,860	$12,043	$2,172	$1,324	$1,069	$4,812
Other revenue	2,055	222	239	224	87	18	500

Total revenue	22,433	3,082	12,282	2,396	1,411	1,087	5,312

Expenses
Operating expenses	7,338	1,248	4,413	1,130	569	484	1,864
General and administrative	3,718	345	1,190	206	288	237	385
Management and franchise fees	2,382	282	986	156	116	88	674
Taxes, insurance and other	811	156	669	215	118	106	186
Depreciation of real estate owned	3,509	469	2,501	391	195	180	544

Interest, net	3,362	490	2,731	421	391	308	576

Total expenses	21,120	2,990	12,490	2,519	1,677	1,403	4,229

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$1,313	$92	$(208)	$(123)	$(266)	$(316)	$1,083

Basic and diluted earnings per common share

Weighted average common shares outstanding - basic and diluted

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Leeward- Princess Anne Investment Associates Virginia Beach, VA Courtyard (A)	Eastward Investment Associates Virginia Beach, VA Courtyard (A)	Carolina Beach Investment Associates Carolina Beach, NC Courtyard (A)	Nansemond CY Investment Associates Suffolk, VA Courtyard (A)	James River TPS Investment Associates Suffolk, VA TownePlace Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$5,916	$6,987	$5,282	$1,066	$723	—		$143,882
Other revenue	681	1,006	1,224	126	62	—		10,709

Total revenue	6,597	7,993	6,506	1,192	785	—		154,591

Expenses
Operating expenses	2,537	2,844	2,815	784	410	—		66,250
General and administrative	390	432	449	204	115	2,000	(B)	19,883
Management and franchise fees	829	988	767	150	54	—		14,894
Taxes, insurance and other	315	375	217	62	54	—		7,277
Depreciation of real estate owned	487	1,459	938	287	236	(21,918	)(C)	22,399
						22,399	(D)
Interest, net	760	1,058	781	397	345	(13,757	)(E)	6,266

Total expenses	5,318	7,156	5,967	1,884	1,214	(11,276)		136,969

Income tax expense	—	—	—	—	—	(92	)(G)	—

Net income (loss)	$1,279	$837	$539	$(692)	$(429)	$11,368		$17,622

Basic and diluted earnings per common share								$0.26

Weighted average common shares outstanding - basic and diluted						53,207	(F)	68,583

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date. Additionally, six properties began operations during 2007, and one property remained under construction as of June 30, 2008. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Annapolis, MD Hilton Garden Inn, opened June 2007, Westford, MA Hampton Inn & Suites, opened August 2007, San Diego, CA Residence Inn, opened September 2007, Burbank, CA Residence Inn opened October 2007, Suffolk, VA Courtyard opened May 2007, Suffolk, VA TownePlace Suites opened June 2007, and Overland Park, KS Fairfield Inn & Suites under construction as of June 30, 2008 opened August 2008.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer September 16, 2008